UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2012

INDUSTRIAL SERVICES OF AMERICA, INC.
(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2012, the Board of Directors of Industrial Services of America, Inc. (the "Company") increased its number by two and appointed Mr. Timothy Hazlett and Dr. David Russell as directors.  Mr. Hazlett has been appointed to the Compensation Committee of the Board of Directors.  Dr. David Russell has been appointed to the Audit Committee and the Compensation Committee.

            There are no arrangements between Mr. Hazlett or Dr. Russell and any person pursuant to which they were appointed as directors. There is no relationship between Mr. Hazlett or Dr. Russell and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company announcing the appointment of Mr. Hazlett and Dr. Russell is filed herewith as Exhibit 99.1.

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

            On January 19, 2012, the Board of Directors of the Company unanimously approved an amendment to the Company's Bylaws, as amended (the "Bylaws") pursuant to which a majority of the Board of Directors may increase or decrease their number provided that there are no fewer than three (3) nor more than (9) directors.  The prior Bylaws also provided that the number of directors be between three (3) and nine (9) persons, but contained an additional requirement that the Board of Directors amend the Bylaws to increase or decrease their number.  The new amendment eliminates the requirement to amend the Bylaws for future increases or decreases between three (3) and nine (9) persons.  The description of the amendments to the Company's Bylaws contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Bylaws, as further amended and restated, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

 Item 9.01.      Financial Statements and Exhibits.

(d)       Exhibits.

The following Exhibits are filed with this Form 8-K.

Exhibit No.   Description

3.1                 Bylaws of Industrial Services of America, as amended January 19, 2012

99.1               Press Release Regarding Appointment of New Directors, dated January 20, 2012

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: January 24, 2012	By:	/s/ Robert Coleman
Robert Coleman
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.   Description

3.1                 Bylaws of Industrial Services of America, as amended January 19, 2012

99.1               Press Release Regarding Appointment of New Directors, dated January 20, 2012